SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 15, 2005

Date of report (Date of earliest event reported)

GANDER MOUNTAIN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-50659	41-1990949
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Fifth Street, Suite 1300 Saint Paul, Minnesota		55107
(Address of Principal Executive Offices)		(Zip Code)

(651) 325-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On July 15, 2005, Gander Mountain Company (the “Company”) posted financial information providing additional detail regarding its previously restated quarterly results for fiscal 2004 to the investor relations section of its web site (www.GanderMountain.com).  The restated quarterly results were included in the Company’s Annual Report on Form 10-K for fiscal 2004, as filed with the SEC.  The information posted to the Company’s web site merely provides additional detail on the impact of the restatement completed for changes in lease accounting on the various components of operating expenses.  This information is furnished as Exhibit 99 hereto and incorporated by reference into this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibit

	99	Summary of Fiscal 2004 Quarterly Results – As Restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GANDER MOUNTAIN COMPANY

Date: July 15, 2005	/s/ Eric R. Jacobsen
Eric R. Jacobsen
Senior Vice President and General Counsel

EXHIBIT INDEX

No.	Description	Manner of Filing

99	Summary of Fiscal 2004 Quarterly Results – As Restated	Filed Electronically